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                                                                   EXHIBIT 10.15

                           PATENT LICENSE AGREEMENT


THIS PATENT LICENSE AGREEMENT (the "Agreement"), effective as of January 30, 1998 (the "Effective Date"), is entered by and between Medtronic, Inc., with an address at 7000 Central Avenue NE, Minneapolis, Minnesota 55432 ("MEDTRONIC") and SOMNUS, Inc., a Delaware corporation, with principal offices at 285 North Wolfe Road, Sunnyvale, California 94086 ("SOMNUS").

WHEREAS, MEDTRONIC is the sole and exclusive owner of U.S. Patent Number 5,573,533, entitled METHOD AND SYSTEM FOR RADIOFREQUENCY ABLATION OF CARDIAC TISSUE attached as Exhibit A hereto and Patent Rights associated therewith; and

WHEREAS, SOMNUS desires to obtain an exclusive license to the Patent Rights thereto, and MEDTRONIC desires to grant such a license to SOMNUS, on the terms and conditions herein.

NOW, THEREFORE, MEDTRONIC and SOMNUS agree as follows:

1.   DEFINITIONS

1.1 "Affiliate" means any corporation or other entity which is directly or indirectly controlling, controlled by or under the common control with SOMNUS. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of at least 50% of the outstanding shares or other voting rights of the subject entity to elect directors.

1.2 "Licensed Product" means any product, the manufacture, use, import, offer for sale or sale of which by an unlicensed third party would constitute an infringement of a Valid Claim in the country for which such Licensed Products are manufactured, used or sold. By way of example and not limitation, each of the radiofrequency power generator and the catheter defined by a Valid Claim are Licensed Products.

1.3 "Patent Rights" means the rights associated with U.S. Patent Number 5,573,533 owned by MEDTRONIC described in Exhibit A hereto, and all foreign patents issuing on patent applications corresponding to U.S. Patent Number 5,573,533.

1.4  "Valid Claim" means any of claims 10-15 of U.S. Patent Number 5,573,533.


2.   LICENSE


2.1  License Grant. MEDTRONIC hereby grants to SOMNUS a non-exclusive,
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worldwide, fully-paid (subject to Section 3.2) license under the Patent Rights to make, have made, import, use, offer for sale, sell and otherwise distribute and exploit the Licensed Products but only in the field of radio frequency ablation for the treatment of upper airway disorders.

2.2  Ownership.  SOMNUS acknowledges and agrees that MEDTRONIC is and shall
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remain the sole and exclusive owner of the Patent Rights and that SOMNUS acquires no rights in or to any of the foregoing, other than the license rights specifically granted in Section 2.1.


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
                                     Page 1


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3.   PAYMENTS

3.1  Royalty.  SOMNUS will pay MEDTRONIC a royalty of [*].
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3.2  Partial Payments. SOMNUS will pay MEDTRONIC a first partial payment of
     ----------------
[*] on the Effective Date, and a second partial payment of [*] no later than six months after the Effective Date.

4.   CONFIDENTIALITY

4.1  General.  MEDTRONIC and SOMNUS shall each hold in confidence and not
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disclose to any third party unless authorized in advance in writing any product, technical, manufacturing, process, marketing, financial, business or other information, ideas, or know-how delivered by the other party and identified in writing as confidential or oral information disclosed by one party to another pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and within thirty (30) days after its oral disclosure is reduced to a written summary by the disclosing party, which summary is marked in a manner to indicate its confidential nature and delivered to the receiving party (collectively "Confidential Information").

4.2  Protection of Confidential Information.  Each party shall implement
     --------------------------------------
reasonable procedures to prohibit the disclosure, unauthorized duplication, use or removal of such Confidential Information and shall not disclose Confidential Information received from the disclosing party to any third party except as may be necessary and required in connection with the rights and obligations of such party under this Agreement, and subject to confidentiality obligations at least as protective as those set forth herein. Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care which it uses to prevent the disclosure of its own proprietary information to prevent the disclosure of Confidential Information.

4.3  Exceptions.  Notwithstanding the above, Confidential Information shall not
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include information which: (i) was generally known and available in the public domain at the time it was disclosed, or becomes generally known and available in the public domain through no fault or act of the receiving party; (ii) was known to the receiving party at the time of disclosure, as shown by written records;
(iii) is disclosed with the prior written approval of the disclosing party; (iv) was independently developed by the receiving party without the use of or reliance on any Confidential Information, as shown by written records prepared contemporaneously with such independent development; (v) becomes known to the receiving party from a third party without any obligation of confidentiality to the disclosing party; (vi) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, that the receiver shall provide reasonable advance notice thereof to enable the owner to seek a protective order or otherwise prevent such disclosure; or (vi) is disclosed to accountants, banks, or another financing source (or their advisors) or in connection with a merger, acquisition or securities offering, subject to a non-disclosure agreement containing the same terms and conditions of Sections 4.1, 4.2 and this Section 4.3.


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
                                     Page 2


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5.   REPRESENTATIONS AND WARRANTIES

5.1 MEDTRONIC represents and warrants that: (i) MEDTRONIC is the sole and exclusive owner of all title and interest in the Patent and Patent Rights; (ii) the Patent and Patent Rights are free and clear of any lien, encumbrance, security interest and restriction on license; (iii) MEDTRONIC has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Patent and Patent Rights, or any portion thereof, inconsistent with the license granted to SOMNUS herein; and (vi) there are no actions, suits, investigations, claims or proceedings pending or threatened in any way relating to the Patent and Patent Rights.

5.2 SOMNUS represents and warrants that (i) it is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of SOMNUS.

5.3  Effect of Representations and Warranties.  It is understood that if the
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representations and warranties made by a party under this Article 5 are not true and accurate, and the other party incurs damages, liabilities, costs or other expenses as a result of such falsity, the party making such representations and warranties shall indemnify and hold the other party harmless from and against any such damages, liabilities, costs or other expenses incurred as a result of such falsity.

6.   PATENT ENFORCEMENT

6.1  Enforcement.  If either party hereto becomes aware that any Patent Rights
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are being or have been infringed by any third party, or become involved in a declaratory judgment action, interference or opposition, such party shall promptly notify the other party hereto in writing describing the facts relating thereto in reasonable detail. MEDTRONIC shall have the initial right, but not the obligation, to institute, prosecute and control any action, suit or proceeding (an "Action") with respect to such Action, including any declaratory judgment action, at its expense, using counsel of its choice. SOMNUS shall cooperate reasonably with MEDTRONIC, at MEDTRONIC's request, in connection with any such Action. SOMNUS shall not make any admission regarding the invalidity or unenforceability of the Patent Rights without MEDTRONIC's prior written consent.

6.2  Infringement Claims.  If the practice by SOMNUS of the license granted
     -------------------
herein results in any claim of infringement of a patent right of a third party against SOMNUS, SOMNUS shall have the exclusive right to defend any such claim, suit or proceeding, at its own expense, by counsel of its own choice and shall have the sole right and authority to settle any such suit; provided, however, MEDTRONIC shall cooperate with SOMNUS, at SOMNUS's reasonable request, in connection with the defense of such claim.

7.   ARBITRATION

7.1 MEDTRONIC and SOMNUS agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, may, with mutual consent, be finally settled by binding arbitration in San Francisco, California, United States of America, under the then-current Licensing Agreement Rules of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The rules of discovery determined by the arbitrator shall apply thereto. The parties agree that judgment upon the decision and/or award rendered by the decision may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The costs of the arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert fees.

8.   TERM AND TERMINATION

8.1  Term.  This Agreement shall become effective on the Effective Date and
     ----
shall remain in full force and effect until the expiration of the last-to-expire patent included within the Patent Rights, or until this Agreement is otherwise terminated as provided by this Agreement.

8.2  Termination for Cause.  If either party materially breaches this Agreement,
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the other party may elect to give the breaching party written notice describing the alleged breach. If the breaching party has not cured such breach within sixty (60) days after receipt of such notice, the notifying party will be entitled, in addition to any other rights it may have under this Agreement, to terminate this Agreement effective immediately; provided, however, if either party receives notification from the other of a material breach and if the party alleged to be in default notifies the other party in writing within thirty (30) days of receipt of such default notice that it disputes the asserted default, the matter may be submitted to arbitration as provided in Article 7 of this Agreement. In such event, the nonbreaching party shall not have the right to terminate this Agreement until it has been determined in such arbitration proceeding that the other party materially breached this Agreement, and the breaching party fails to cure such breach within ninety (90) days after the conclusion of such arbitration proceeding.

8.3  Termination for Insolvency.  MEDTRONIC may terminate this Agreement if
     --------------------------
SOMNUS becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition or the benefit of creditors, if that petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

8.4  Permissive Termination.  SOMNUS may terminate this Agreement with respect
     ----------------------
to any country or any Patent Right with thirty (30) days written notice to MEDTRONIC.

8.5  Licenses.  Upon any expiration or termination of this Agreement, all rights
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and licenses granted to SOMNUS hereunder shall terminate, and each party shall return to the other all documents in its possession, or in the possession of its Affiliates or sublicensees, embodying, evidencing, or derived from Confidential Information of the other party.

8.6  Accrued Rights.  Termination of this Agreement shall not release either
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party from any obligation theretofore accrued.

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8.7  Survival. Articles 4, 5, 7, and 9 of this Agreement shall survive
     --------
termination of this Agreement for any reason.

9.   MISCELLANEOUS

9.1  Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of California, without reference to conflict of laws principles.

9.2  Independent Contractors.  The relationship of MEDTRONIC and SOMNUS
     -----------------------
established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create any other relationship between SOMNUS and MEDTRONIC. Neither party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.

9.3  Assignment. The parties agree that their rights and obligations under this
     ----------
Agreement may not be delegated, transferred or assigned to a third party without prior written consent of the other party hereto. Notwithstanding the foregoing, SOMNUS may, after receipt of written approval that MEDTRONIC will not unreasonably withhold, transfer or assign its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. In such event, SOMNUS will provide MEDTRONIC at least thirty days notice of the intent to transfer substantially all SOMNUS business or assets, including identification of the intended transferee. MEDTRONIC will reply to SOMNUS within fifteen days of receipt of the notice of intent to transfer. Notwithstanding the foregoing, MEDTRONIC may assign part or all of its rights with respect to the receipt of royalties from SOMNUS to a trust or other entity for the payment thereof to beneficiaries.

9.4 This Agreement shall be binding upon and accrue to the benefit of the successors, heirs and permitted assigns of the parties hereto.

9.5  LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR
     -----------------------
ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

9.6  Right to Develop Independently.  Nothing in this Agreement will impair
     ------------------------------
SOMNUS's right to independently acquire, license, develop for itself, or have others develop for it, technology performing similar functions as the Patent Rights or to market and distribute products based on such other technology.

9.7  Notices.  Any required notices hereunder shall be given in writing by
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certified mail or overnight express delivery service (such as DHL) at the address of each party below, or to such other address as either party may substitute by written notice. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

If to MEDTRONIC:    MEDTRONIC, Inc.
                    7000 Central Avenue NE
                    Minneapolis, Minnesota 55432
                    Attn: General Counsel

If to SOMNUS:       SOMNUS Medical Technologies, Inc.
                    285 North Wolfe Road
                    Sunnyvale, California 94086
                    Attn: Stuart D. Edwards

9.8  Confidential Terms.  Except as expressly provided herein, each party agrees
     ------------------
not to disclose any terms of this Agreement to any third party without the consent of the other party, except as required by securities or other applicable laws, to prospective investors and to such party's accountants, attorneys, other professional advisors and to the beneficiaries referenced in Section 9.3 above.

9.9  Force Majeure.  Neither party will be responsible to the other party for
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nonperformance or delay in performance of any terms or conditions of this
Agreement due to acts of God, earthquake, fire, acts of government, wars, riots, strikes, accidents in transportation, or other causes beyond its reasonable control.

9.10  Compliance with Laws.  Each party shall perform this Agreement in
      --------------------
compliance with all applicable federal, national, state and local laws, rules and regulations and shall indemnify the other party and its customers for loss or damage sustained because of such party's noncompliance with any such law, rule or regulation. Each party shall furnish to the other party any information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

9.11  Severability.  In the event that any provisions of this Agreement are
      ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. The parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

9.12  Further Assurances.  At any time or from time to time on and after the
      ------------------
date of this Agreement, either party shall at the request of the other party (i) deliver to the other party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such reasonable actions, as the other party may reasonably deem necessary or desirable in order for the other party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

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9.13  Modification; Waiver. This Agreement may not be altered, amended or
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modified in any way except by a writing signed by both parties.  The failure of a party to enforce any provision of the Agreement shall not be construed to be a waiver of the right of such party to thereafter enforce that provision or any other provision or right.

9.14  Entire Agreement.  The parties hereto acknowledge that this Agreement and
      ----------------
its Exhibits set forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and supersedes all prior discussions, agreements and writings in respect hereto.

9.15  Counterparts.  This Agreement may be executed in two or more counterparts,
      ------------
each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS WHEREOF, MEDTRONIC and SOMNUS have executed this Agreement by their respective duly-authorized representatives.

SOMNUS MEDICAL TECHNOLOGIES, INC.      MEDTRONIC, INC.


By: /s/ Stuart D. Edwards              By: /s/ Leslie Bottorff
    ----------------------------          ------------------------------
     Stuart D. Edwards                          Leslie Bottorff
--------------------------------          ------------------------------
(Print)                                   (Print)


Title:  President, CEO                    Title: VP Sales & Marketing
      --------------------------                 -----------------------
                                                 Medtronic CardioRhythm

                                   EXHIBIT A
                          US. PATENT NUMBER 5,573,533
        METHOD AND SYSTEM FOR RADIOFREQUENCY ABLATION OF CARDIAC TISSUE




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